Fees Summary	Dec. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	11,904.22
Total Transaction Valuation	86,200,000.00
Total Offset Amount	0.00
Net Fee	$ 11,904.22